UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 9, 2009

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2009, the Board of Directors of Wilshire Enterprises, Inc. (the "Company") appointed James M. Orphanides, former chairman, president and CEO of First American Title Insurance Company of New York, to the Company’s Board of Directors.  Mr. Orphanides replaces Ernest Wachtel, who has retired from the Company’s seven-member Board after serving since 1970 and has been named Director Emeritus.  Mr. Orphanides is expected to serve on the Company’s Nominating and Strategic Planning Committees.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.   The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Press Release of the Company, dated January 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 12, 2009	WILSHIRE ENTERPRISES, INC.
(Registrant)

	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of the Company, dated January 12, 2009.